UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

SCP Private Credit Income BDC LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01294	83-0634992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 993-1670

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On February 27, 2019, SCP Private Credit Income BDC LLC (the “Company”) established a $100 million senior secured revolving credit facility (the “Credit Facility”) with JPMorgan Chase Bank, National Association acting as administrative agent. In connection with this senior secured revolving credit facility, the Company, as parent and servicer, the Company’s wholly owned financing subsidiary, SCP Private Credit Income BDC SPV LLC (the “SPV”), as borrower, and each of the other parties thereto entered into a Loan and Security Agreement, dated as of February 27, 2019 (the “Loan and Security Agreement”).

The Credit Facility matures on February 27, 2023 and generally bears interest at a rate of (i) LIBOR plus 2.75% with respect to advances denominated in U.S. dollars and (ii) CDOR plus 2.85% with respect to advances denominated in Canadian dollars. Under the Credit Facility, $100 million will be available initially. The Credit Facility can also be expanded up to $400 million. The Credit Facility is secured by all of the assets held by the SPV. Under the Credit Facility, the Company and the SPV, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

The description above is only a summary of the material provisions of the Credit Facility and is qualified in its entirety by reference to the copy of the form of Loan and Security Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K, and by this reference incorporated herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Loan and Security Agreement, dated as of February 27, 2019 by and among SCP Private Credit Income BDC SPV LLC, as borrower; SCP Private Credit Income BDC LLC, as parent and servicer; the Lenders from time to time party thereto; Wells Fargo Bank, National Association, as collateral agent, collateral administrator and securities intermediary; and JPMorgan Chase Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCP Private Credit Income BDC LLC

Date: March 5, 2019	By:	/s/ Richard L. Peteka
Richard L. Peteka
Secretary